Exhibit 99.1D





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                           CONTIFINANCIAL CORPORATION
                                    Guarantor


                                   in favor of


                          MORGAN STANLEY CAPITAL I INC.
                               AND CERTAIN OTHERS





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                               GUARANTY AGREEMENT

                           Dated as of March 20, 1997


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     Guaranty Agreement (the "Agreement"), dated as of March 20, 1997, from
ContiFinancial Corporation (the "Guarantor") in favor of Morgan Stanley Capital I Inc. (the "Depositor") and all additional persons and entities (the "Other Beneficiaries" and, collectively with the Depositor, the "Beneficiaries") entitled to indemnification under Section 9 of the Mortgage Loan Purchase Agreement dated as of even date herewith (the Purchase Agreement), between ContiTrade Services L.L.C. (the "Seller") and the Depositor.

     The Depositor requires, as an inducement and a condition precedent to its entering into the Purchase Agreement with the Seller, that the Guarantor guarantees certain obligations of the Seller under the Purchase Agreement. The Guarantor desires that the Depositor enter into the Purchase Agreement and is willing to enter into this Agreement in order to induce the Depositor to do so. The Guarantor is a corporation affiliated with the Seller. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees as follows:

                                    ARTICLE I
                             GUARANTEED OBLIGATIONS

     Section 1.1 Obligations Guaranteed. The Guarantor hereby guarantees to the Depositor and the Other Beneficiaries (a) the timely purchase or replacement of any Mortgage Loans which the Seller is obligated to repurchase or replace pursuant to Section 6 of the Purchase Agreement and fails to do so in accordance therewith, (b) the due and punctual payment, observance and performance of any and all of the obligations of the Seller pursuant to Section 9 of the Purchase Agreement, if the Seller fails to pay or perform as required thereunder (the obligations specified in this clause (b) and the preceding clause (a), as such may be amended or modified from time to time with the written consent of the Guarantor, collectively, the "Seller Obligations"), and (c) the timely payment of costs, expenses (including, without limitation, expenses of enforcement) and liabilities resulting from the failure of the Seller to satisfy any Seller Obligation in accordance with the Purchase Agreement; provided that, notwithstanding anything herein to the contrary, in no event shall the Guarantor guaranty or otherwise be responsible for any Seller Obligation to the extent (but only to the extent) that such Seller Obligation has been amended, rescinded, waived, modified or in any way altered without the written consent of the Guarantor. It is herein acknowledged that no Seller Obligation may be amended, rescinded, waived, modified or in any way altered except by writing signed by the Depositor and the Seller.

     Section 1.2 Nature of the Guaranteed Obligations. (a) The Guarantor further agrees that this Agreement constitutes an absolute, unconditional, irrevocable, present and continuing guaranty of performance and payment and not of collection. The Guarantor's obligations hereunder (the "Guaranty Obligations") are primary, direct, unconditional and

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completely independent of the obligations of any other person or entity, and are primary direct obligations of the Guarantor to the Depositor and the Other Beneficiaries.

     (b) If any payment by the Seller to any person or entity under any of the Seller Obligations is rescinded or must be returned by such person or entity for any reason (including, without limitation, the entry of an order under any present or future federal or state bankruptcy, insolvency or similar law) the Guaranty Obligations of the Guarantor hereunder shall be reinstated with respect to such payment.

     (c) None of the Beneficiaries shall have a duty to advise the Guarantor of information known to it regarding such condition or any such circumstances.

     (d) The Guaranty Obligations shall remain in full force and effect until both (i) satisfaction or performance thereof in full and (ii) the obligations of the Seller under the Purchase Agreement are paid, observed, performed and satisfied in full. The Guarantor guarantees and agrees that the Seller Obligations will be satisfied in accordance with the terms thereof, subject to the proviso to Section 1.1. The liability of the Guarantor under this Agreement shall be absolute, unconditional and irrevocable irrespective of:

          (i) any lack of validity, legality or enforceability of the Purchase Agreement.

          (ii) the failure of any Beneficiary (i) to assert any claim or demand not expressly required under the terms of the Purchase Agreement or to enforce any right or remedy against the Seller under the Purchase Agreement, or (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any of the Seller Obligations;

          (iii) subject to the proviso to Section 1.1, any reduction, limitation, impairment or termination of any of the obligations of the Seller under the Purchase Agreement for any reason, including any claim of waiver, release, surrender, alteration or compromise by reason of the invalidity, illegality, non-genuineness, irregularity, compromise or unenforceability of, or any other event or occurrence affecting, such obligations, except as expressly set forth in the Purchase Agreement;

          (iv) subject to the proviso to Section 1.1, any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of the Purchase Agreement; and

          (v) any other circumstance which might otherwise constitute a defense to or a discharge of the Seller of its obligations under the Purchase Agreement based upon the bankruptcy or insolvency of the Seller.

provided that, notwithstanding anything to the contrary contained herein, the Guarantor shall not be required to make a payment hereunder pursuant to the Guaranty Obligations to the

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extent that there exists a valid defense, set-off, discharge, right of release or equitable right of limitation or liability under the Purchase Agreement to which the Seller is rightfully entitled and that does not arise out of the bankruptcy or insolvency of the Seller.

     Section 1.3 Certain Waivers of the Guarantor. The Guarantor hereby waives:

          (a) promptness, diligence, notice of acceptance and any other notice with respect to any of the Seller Obligations and this Agreement, except notices to the Guarantor specifically provided in this Agreement, and

          (b) any requirement that the Depositor or any Other Beneficiary secure, perfect or insure any security interest or exhaust any right or take any action against the Guarantor, the Seller or any other person or entity (including, without limitation, any other obligor or guarantor) or any collateral securing the Seller Obligations.

     Section 1.4 Remedies and Waivers. No remedy herein conferred upon or reserved to any Beneficiary is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No waiver of any of the provisions of this Agreement shall: (a) be valid unless evidenced by a writing executed by each party (whether the Guarantor or a Beneficiary) to be bound thereby, (b) constitute or be deemed to constitute a waiver of any other provision of this Agreement or any provisions of the Purchase Agreement (whether or not similar), or (c) constitute or be deemed to constitute a continuing waiver unless otherwise expressly provided. No delay on the part of any Beneficiary in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other right or remedy. No notice to or demand on the Guarantor in any case shall entitle it to any other or further notice or demand in the same or similar circumstances except to the extent expressly required by the Purchase Agreement.

     Section 1.5 No Set-off by Guarantor. No set-off, abatement, recoupment, counterclaim, reduction or diminution of a Guaranty Obligation, or any defense of any kind or nature which the Guarantor has or may have with respect to a Guaranty Obligation (other than the complete fulfillment, performance or satisfaction of such Guaranty Obligation) shall be available hereunder to the Guarantor against the Depositor or any Other Beneficiary; provided, however, that the Guarantor shall be entitled to, except to the extent it arises out of the bankruptcy or insolvency of the Seller, any right of set-off, abatement, recoupment, counterclaim, reduction or diminution of any Seller Obligation, or any equitable defense of any kind or nature to which the Seller is entitled with respect to any Seller Obligation.

     Section 1.6 Binding Nature of Certain Adjudications. The Guarantor shall be conclusively bound by the final non-appealable adjudication in any action or proceeding, legal or otherwise, involving any controversy arising under, in connection with, or in any way

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relating to, any of the Seller Obligations, and by a final judgment, award or decree entered therein, provided, in any case, that the Guarantor shall have had the right, or shall have been given the opportunity, to participate in such action or proceeding and shall have been given written notice of such action or proceeding in time to exercise such right or avail itself of such opportunity.

     Section 1.7 Costs. The Guarantor agrees to indemnify the Depositor and each of the Other Beneficiaries for, and shall pay, all costs, expenses and fees, including all reasonable attorneys' fees and expenses, which may be incurred by any Beneficiary in enforcing or attempting to enforce a valid claim under this Agreement following any default on the part of the Guarantor hereunder, whether the same shall be enforced by suit or otherwise.

     Section 1.8 Interest. If the Guarantor shall fail to make in immediately available funds any payment required to be made hereunder when due, the Guarantor shall pay interest on the amount of such payment from and including the date due to the date of payment at an annual rate equal to two percentage points above the "Federal funds effective rate" as published on Reuters Screen 118, as such "Federal funds effective rate" may change from time to time.

                                   ARTICLE II
                 REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR

     Section 2.1 Representations and Warranties of the Guarantor. The Guarantor represents and warrants that:

     (a) The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Guarantor has the full power and authority, corporate or otherwise, to guaranty the Seller Obligations and has the power, authority, franchises and licenses (i) to own its properties and assets and to carry on and conduct its business and (ii) to execute, enter into and deliver this Agreement and to perform all of its obligations hereunder. The execution, delivery and performance of this Agreement by the Guarantor have been duly authorized by all necessary corporate, shareholder or other action, and this Agreement has been duly and validly executed and delivered by the Guarantor and is legal, valid and binding on and enforceable against the Guarantor in accordance with its terms except as such enforceability may be subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity. Any requisite consents of third parties to the execution and delivery of this Agreement and the performance of the obligations or transactions contemplated hereby have been obtained.

     (b) Neither the execution or delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the compliance with or performance of the terms and conditions of this Agreement by the Guarantor is prevented by, limited by, conflicts with or will result in a breach or violation of or a default under the terms, conditions or provisions of (i) its certificate of incorporation or by-laws, (ii) any material mortgage, security agreement, indenture, loan agreement or other agreement or instrument to which the Guarantor

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is a party or by which it is bound or (iii) any provision of law, any order of any court or administrative agency or any rule or regulation applicable to the Guarantor or its business. As of the date hereof, the Guarantor is not in default under or in violation of any of its material obligations under any material contract, agreement or undertaking to which it is a party or by which it is bound.

     (c) As of the date hereof, there is no action, proceeding or investigation pending with regard to which the Guarantor has received service of process or, to the Guarantor's knowledge, threatened against the Guarantor before any court or administrative agency that, in the reasonable and good faith judgment of the Guarantor, may (i) materially and adversely affect the ability of the Guarantor to perform its obligations under this Agreement, (ii) result in any material adverse change in the business, properties, assets or financial condition of the Guarantor, or (iii) adversely affect the enforceability of this Agreement.

     (d) As of the date hereof, the Guarantor is the owner, directly or indirectly, of 100% of the issued and outstanding membership interests of the Seller.


                                   ARTICLE III
                                  MISCELLANEOUS

     Section 3.1 Obligations Arise on Delivery of the Mortgage Loans. The Guaranty Obligations hereunder shall arise absolutely and unconditionally effective as of the Closing Date or, insofar as the Guaranty Obligations relate to Section 9 of the Purchase Agreement, effective as of the date hereof.

     Section 3.2 Survival. All warranties, representations, covenants and obligations made by the Guarantor herein shall be deemed to have been relied upon by the Depositor and shall survive the delivery to the Beneficiaries of this Agreement, regardless of any investigations made by or on behalf of any Beneficiary, until such time as the Seller Obligations shall have been discharged pursuant to the Purchase Agreement and the Guaranty Obligations shall have been discharged pursuant to this Agreement.

     Section 3.3 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Guarantor, the Depositor and the Other Beneficiaries and upon the respective successors, assigns, estates, heirs, executors and administrators of the Guarantor, the Depositor and the Other Beneficiaries; provided, however, that, except as contemplated by the next two sentences, (a) the Guarantor may not assign or delegate any of its obligations hereunder without the prior written consent of the Depositor and each Other Beneficiary, or their respective successors and assigns, which consent shall not be unreasonably withheld so long as (i) the then current net worth of the assignee is no less than the then current net worth of the Guarantor and (ii) the assignee makes the representations and warranties set forth in Sections 2.1(a), (b) and (c) (with such reasonable modifications as the circumstances require, none of which modifications materially and adversely affect the Beneficiaries), and (b) each

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Beneficiary shall be entitled to assign its respective rights hereunder only to an affiliate. If the Depositor assigns to any party any of its rights under the Purchase Agreement in respect of any Seller Obligations in accordance with the Purchase Agreement, it may also assign to the same party its rights hereunder in respect of the corresponding Guaranty Obligations. In addition, any entity into which the Guarantor or any Beneficiary may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Guarantor or any Beneficiary is a party, or any person succeeding to all or substantially all of the business of the Guarantor or any Beneficiary, shall be the successor hereunder to the Guarantor or such Beneficiary, as the case may be.

     Section 3.4 Notices. All notices, certificates, demands or other communications hereunder shall be sufficiently given and shall be deemed given when mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:


     (a) If to the Guarantor:

         ContiFinancial Corporation
         277 Park Avenue
         New York, New York 10172
         Attention: Chief Counsel

     (b) If to the Depositor:

         Morgan Stanley Capital I Inc.
         1585 Broadway
         New York, New York 10036
         Attention: Russell Rahbany


     The Guarantor and the Depositor each may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates, demands or communications shall be sent.

     Section 3.5 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties with respect to the subject matter hereof except as specifically set forth or incorporated herein.

     Section 3.6 Amendments, Changes and Modifications. No term or provision of this Agreement may be amended, waived, changed, modified, altered, released or terminated in any manner unless such amendment, waiver, change, modification, alteration release or termination is in writing and signed by the party (whether the Guarantor or a Beneficiary) against whom such amendment, waiver, change, modification, alteration, release or termination is sought to be enforced.


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     Section 3.7 Severability. The invalidity or unenforceability of any one or more phrases, sentences, paragraphs or Sections in this Agreement shall not affect the validity or enforceability of the remaining portions of this Agreement or any part thereof.

     Section 3.8 Governing Law. This Agreement and the rights, duties, obligations and responsibilities of the Guarantor shall be governed in accordance with the internal laws and decisions of the State of New York. The Guarantor and the Beneficiaries intend that the provisions of Section 5-1401 of the New York General Obligations Law shall apply to this Agreement.

     Section 3.9 Headings; Interpretation. Section and paragraph headings are not to be considered part of this Agreement, are included solely for convenience and are not intended to be full or accurate descriptions of the contents thereof. Sections and paragraphs mentioned by number only are the respective sections and paragraphs of this Agreement. The use of the terms "herein", "hereunder", "hereof", and like terms shall be deemed to refer to this entire Agreement and not merely to the particular provision in which the term is contained, unless the context clearly indicates otherwise.


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     IN WITNESS WHEREOF, the Guarantor has caused this Agreement to be duly executed and delivered, all as of the date first above written.

                           CONTIFINANCIAL CORPORATION


                            By: /s/ Susan E. O'Donovan
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                            Name:  Susan E. O'Donovan
                            Title: Authorized Signatory





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